UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Short Duration Inflation-Protected Income Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Short Duration Inflation-Protected Income Fund

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2020, short-term U.S. Treasury Inflation Protected Securities (TIPS) returned 4.83%, as measured by the ICE BofA 1-5 Year U.S. Inflation-Linked Treasury Index (the Index).

The period was characterized by a significant drop in U.S. real interest rates (i.e., nominal rates adjusted for inflation) that was mainly due to the coronavirus pandemic. Beyond the human suffering — which cannot be minimized — efforts to control the spread of COVID-19 led to a sharp slowdown in global economic activity that triggered a sell-off in equities and credit and a flight to developed market government debt. Global central banks responded with aggressive monetary easing, and their actions put additional downward pressure on real interest rates. In the U.S., the Federal Reserve (the Fed) cut the federal funds rate to a range of 0.00%-0.25% and pledged to buy an unlimited amount of Treasury securities, among other measures.

TIPS breakeven rates (i.e., inflation rates expected by the market) finished the period approximately where they had started despite considerable intra-period volatility. After charting a relatively steady course from October 2019 through February 2020, breakevens plummeted in March as the health care crisis fueled fears of a deep global recession. Breakevens climbed higher throughout much of the remainder of the period as COVID-19 restrictions eased, the global economy began to recover, and equity and credit markets rebounded. A change in the Fed’s inflation-targeting policy from 2% to a flexible average inflation targeting (FAIT) of 2% over time provided an additional boost to breakevens, as it suggested the Fed would keep interest rates lower for longer.

The consumer price index (CPI) increased a modest 1.2% during the period, with falling prices of energy, apparel, and airline fares tempering food, used car, and health care services inflation. Core CPI, which excludes food and energy prices, rose 1.6% during the period, compared with a 2.3% rise in the previous 12 months. Annual wage growth (as measured by average hourly earnings) spiked to 8.0% in April 2020, reflecting pandemic-related job losses among lower income workers. Wage growth had moderated to 4.5% by October.

Against this backdrop, five-year real interest rates fell 1.28% during the full period, and five-year TIPS breakevens widened 0.14%.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Short Duration Inflation-Protected Income Fund (the Fund) returned 3.46% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 4.83%.

The Fund seeks to generate a real return (i.e., total return less the estimated cost of inflation) by investing in a combination of “inflation-protected” instruments, including TIPS, and by combining floating-rate bank loans, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) with CPI swaps and swaps based on other measures of inflation. Bank loans, ABS, CMBS, CPI swaps, and swaps based on other inflation measures are not represented in the Index.

The primary drivers of the Fund’s underperformance versus the Index during the period were its out-of-Index allocations to floating-rate bank loans and ABS. With respect to the Fund’s floating-rate bank loans, two primary factors limited their performance. First, credit spreads on bank loans — the difference between bank loan yields and the London Interbank Offered Rate (LIBOR) — generally widened during the period. Second, expectations that interest rates would remain lower for longer reduced demand for floating-rate assets. Among the Fund’s ABS holdings, the relatively low average duration of ABS was unfavorable as interest rates declined during the period.

In terms of contributors, duration management of TIPS benefited performance versus the Index. TIPS accrued a 1.31% inflation rate during the period. This accrual offset TIPS’ negative real yields and, when combined with the decline in real interest rates, led to solid performance in the Index. The TIPS held by the Fund posted an even stronger return, mainly because their overall duration was longer than the duration of the Index in a period of falling interest rates. The Fund’s strategy of swapping nominal interest payments for payments based on changes in the CPI or other measures of inflation also benefited relative results during the period.

As of period-end, the Fund had a 57.8% allocation to TIPS, a 25.1% allocation to floating-rate bank loans, a 12.1% allocation to ABS, and a 5.0% allocation to short-term and other investments. During the period, in keeping with the Fund’s principal investment strategy of investing at least 80% of its net assets in “inflation-protected” instruments, interest rate payments on both the bank loans and ABS were largely swapped for payments based on changes in the CPI or other measures of inflation.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Performance2,3

Portfolio Managers Jason C. DesLauriers and Brian S. Ellis, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	04/01/2010	04/01/2010	3.46%	2.63%	1.93%
Class A with 2.25% Maximum Sales Charge	—	—	1.17	2.17	1.71
Class C at NAV	04/01/2010	04/01/2010	2.74	1.85	1.17
Class C with 1% Maximum Sales Charge	—	—	1.74	1.85	1.17
Class I at NAV	04/01/2010	04/01/2010	3.66	2.89	2.19

ICE BofA 1–5 Year U.S. Inflation-Linked Treasury Index	—	—	4.83%	2.55%	1.71%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.09%	1.84%	0.84%
Net			0.95	1.70	0.70

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$11,239	N.A.
Class I	$250,000	10/31/2010	$310,499	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Fund Profile

Asset Allocation (% of total investments)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA 1-5 Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Total investments includes the Fund’s investment in the Portfolio and the Fund’s direct investments in securities and derivatives. Derivative positions are reflected at their unrealized appreciation (depreciation). Other, if any, represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,068.60	$4.68	**	0.90%
Class C	$1,000.00	$1,064.80	$8.56	**	1.65%
Class I	$1,000.00	$1,069.20	$3.38	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.57	**	0.90%
Class C	$1,000.00	$1,016.80	$8.36	**	1.65%
Class I	$1,000.00	$1,021.90	$3.30	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Portfolio of Investments

Investment in Affiliated Portfolio — 25.5%
Description		Value

Senior Debt Portfolio (identified cost, $46,362,436)		$46,030,036

Total Investment in Affiliated Portfolio (identified cost $46,362,436)		$46,030,036

U.S. Treasury Obligations — 58.5%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Notes:

0.125%, 1/15/22(1)	$3,100	$3,133,863

0.125%, 4/15/22(1)	8,549	8,652,147

0.125%, 7/15/22(1)	3,390	3,458,188

0.125%, 1/15/23(1)	10,133	10,387,905

0.125%, 7/15/24(1)	3,284	3,452,901

0.125%, 10/15/24(1)	5,065	5,340,450

0.125%, 4/15/25(1)	6,037	6,383,084

0.25%, 1/15/25(1)	7,681	8,142,068

0.375%, 7/15/23(1)	10,051	10,484,269

0.375%, 7/15/25(1)	4,384	4,724,263

0.50%, 4/15/24(1)	9,274	9,793,194

0.625%, 4/15/23(1)	8,370	8,700,316

0.625%, 1/15/24(1)	9,468	10,010,788

0.625%, 1/15/26(1)	3,281	3,590,721

2.375%, 1/15/25(1)	8,273	9,526,038

Total U.S. Treasury Obligations (identified cost $102,950,423)		$105,780,195

Corporate Bonds & Notes — 2.0%
Security	Principal Amount (000’s omitted)	Value

AerCap Ireland Capital DAC/AerCap Global Aviation Trust

3.50%, 5/26/22	$1,000	$1,016,417

Delta Air Lines, Inc./SkyMiles IP, Ltd.

4.50%, 10/20/25(2)	943	957,831

Ford Motor Credit Co., LLC

5.875%, 8/2/21	1,000	1,022,450

Macy’s Retail Holdings, Inc.

4.375%, 9/1/23	825	671,344

Total Corporate Bonds & Notes (identified cost $3,818,682)		$3,668,042

Commercial Mortgage-Backed Securities — 1.2%
Security	Principal Amount (000’s omitted)	Value

COMM Mortgage Trust

Series 2013-CR11, Class D, 5.285%, 8/10/50(2)(3)	$455	$391,520

Series 2015-CR22, Class D, 4.243%, 3/10/48(2)(3)	1,000	931,351

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.424%, 8/15/46(2)(3)	830	671,880

Motel 6 Trust

Series 2017-MTL6, Class A, 1.068%, (1 mo. USD LIBOR + 0.92%), 8/15/34(2)(4)	138	135,622

Total Commercial Mortgage-Backed Securities (identified cost $2,480,440)		$2,130,373

Collateralized Mortgage Obligations — 0.4%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes

Series 2019-DNA3, Class M2, 2.199%, (1 mo. USD LIBOR + 2.05%), 7/25/49(2)(4)	$325	$318,222

Federal National Mortgage Association Connecticut Avenue Securities

Series 2018-C06, Class 1M2, 2.149%, (1 mo. USD LIBOR + 2.00%), 3/25/31 (4)	283	275,677

Series 2019-R02, Class 1M2, 2.449%, (1 mo. USD LIBOR + 2.30%), 8/25/31 (2)(4)	187	186,392

Total Collateralized Mortgage Obligations (identified cost $691,195)		$780,291

Asset-Backed Securities — 12.3%
Security	Principal Amount (000’s omitted)	Value

American Credit Acceptance Receivables Trust

Series 2017-1, Class D, 3.54%, 3/13/23(2)	$2,858	$2,872,479

ARI Fleet Lease Trust

Series 2018-B, Class A2, 3.22%, 8/16/27(2)	69	70,078

Avant Loans Funding Trust

Series 2019-A, Class A, 3.48%, 7/15/22(2)	20	20,349

Series 2019-B, Class A, 2.72%, 10/15/26(2)	500	502,578

CarMax Auto Owner Trust

Series 2017-2, Class A3, 1.93%, 3/15/22	93	92,724

Chesapeake Funding Il, LLC

Series 2017-3A, Class A1, 1.91%, 8/15/29(2)	181	181,666

Series 2017-4A, Class A1, 2.12%, 11/15/29(2)	1,133	1,141,345

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

CNH Equipment Trust

Series 2017-A, Class A3, 2.07%, 5/16/22	$197	$197,902

Coinstar Funding, LLC

Series 2017-1A, Class A2, 5.216%, 4/25/47(2)	1,636	1,557,765

Consumer Loan Underlying Bond Credit Trust

Series 2018-P3, Class A, 3.82%, 1/15/26(2)	118	118,801

Series 2018-P3, Class B, 4.32%, 1/15/26(2)	146	148,532

Credit Acceptance Auto Loan Trust

Series 2017-3A, Class C, 3.48%, 10/15/26(2)	1,609	1,630,023

Drive Auto Receivables Trust

Series 2017-BA, Class D, 3.72%, 10/17/22(2)	362	363,741

Foundation Finance Trust

Series 2017-1A, Class A, 3.30%, 7/15/33(2)	511	521,073

FREED ABS Trust

Series 2019-2, Class A, 2.62%, 11/18/26(2)	969	972,971

Series 2020-FP1, Class A, 2.52%, 3/18/27(2)	498	499,238

Hertz Fleet Lease Funding, L.P.

Series 2017-1, Class A2, 2.13%, 4/10/31(2)	734	734,016

LL ABS Trust

Series 2019-1A, Class A, 2.87%, 3/15/27(2)	553	555,884

Series 2020-1A, Class A, 2.33%, 7/15/22(2)	900	902,218

Marlette Funding Trust

Series 2018-1A, Class C, 3.69%, 3/15/28(2)	126	126,112

Series 2019-2A, Class A, 3.13%, 7/16/29(2)	601	607,574

Series 2020-2A, Class B, 1.83%, 9/16/30(2)	425	426,875

MVW, LLC

Series 2020-1A, Class A, 1.74%, 10/20/37(2)	122	124,320

OneMain Financial Issuance Trust

Series 2017-1A, Class A1, 2.37%, 9/14/32(2)	478	478,559

OSCAR US Funding X, LLC

Series 2019-1A, Class A2, 3.10%, 4/11/22(2)	396	398,195

Small Business Lending Trust

Series 2020-A, Class A, 2.62%, 12/15/26(2)	541	537,164

Sofi Consumer Loan Program, LLC

Series 2017-5, Class A2, 2.78%, 9/25/26(2)	252	253,891

Series 2017-6, Class A2, 2.82%, 11/25/26(2)	321	323,132

SpringCastle America Funding, LLC

Series 2020-AA, Class A, 1.97%, 9/25/37(2)	1,643	1,653,908

Stack Infrastructure Issuer, LLC

Series 2019-1A, Class A2, 4.54%, 2/25/44(2)	978	1,042,265

TCF Auto Receivables Owner Trust

Series 2016-PT1A, Class A, 1.93%, 6/15/22(2)	55	55,099

Tesla Auto Lease Trust

Series 2018-B, Class A, 3.71%, 8/20/21(2)	881	889,106

Security	Principal Amount (000’s omitted)	Value

Tesla Auto Lease Trust (continued)

Series 2020-A, Class A3, 0.68%, 12/20/23(2)	$164	$164,698

Series 2020-A, Class A4, 0.78%, 12/20/23(2)	104	104,620

Theorem Funding Trust

Series 2020-1A, Class A, 2.48%, 10/15/26(2)	353	355,162

Upgrade Receivables Trust

Series 2018-1A, Class B, 4.53%, 11/15/24(2)	9	9,086

Series 2019-2A, Class A, 2.77%, 10/15/25(2)	123	123,629

Vantage Data Centers Issuer, LLC

Series 2019-1A, Class A2, 3.188%, 7/15/44(2)	318	332,270

Vantage Data Centers, LLC

Series 2020-2A, Class A2, 1.992%, 9/15/45(2)	1,105	1,108,998

Total Asset-Backed Securities (identified cost $22,207,736)		$22,198,046

Short-Term Investments — 1.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(5)	2,961,814	$2,961,814

Total Short-Term Investments (identified cost $2,961,814)		$2,961,814

Total Investments — 101.5% (identified cost $181,472,726)		$183,548,797

Other Assets, Less Liabilities — (1.5)%		$(2,743,214)

Net Assets — 100.0%		$180,805,583

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $25,500,238 or 14.1% of the Fund’s net assets.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Inflation Swaps
Notional Amount (000’s omitted)		Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	4,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	0.454% (pays upon termination)	3/24/26	$297,150

USD	4,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	0.655% (pays upon termination)	3/27/25	187,101

USD	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.404% (pays upon termination)	3/6/25	42,021

USD	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.901% (pays upon termination)	9/1/26	4,974

USD	6,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.915% (pays upon termination)	9/2/25	(11,614)

							$519,632

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Depreciation

Bank of America, N.A.	$5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.784% (pays upon termination)	6/19/22	$(20,830)

Bank of America, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.770% (pays upon termination)	6/22/22	(17,399)

Bank of America, N.A.	8,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.856% (pays upon termination)	1/9/24	(136,897)

Barclays Bank PLC	6,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.934% (pays upon termination)	7/20/22	(69,805)

Barclays Bank PLC	10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.157% (pays upon termination)	1/9/23	(272,635)

Citibank, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.207% (pays upon termination)	1/23/23	(153,292)

Citibank, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.763% (pays upon termination)	1/2/24	(63,246)

Goldman Sachs International	7,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.890% (pays upon termination)	12/21/23	(112,009)

Goldman Sachs International	6,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.783% (pays upon termination)	12/28/23	(71,649)

							$(917,762)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Portfolio of Investments — continued

Abbreviations:

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in affiliated Portfolio, at value (identified cost, $46,362,436)	$46,030,036

Unaffiliated investments, at value (identified cost, $132,148,476)	134,556,947

Affiliated investment, at value (identified cost, $2,961,814)	2,961,814

Deposits for derivatives collateral —

Centrally cleared swap contracts	871,690

OTC swap contracts	1,090,000

Interest receivable	192,558

Dividends receivable from affiliated investment	167

Receivable for Fund shares sold	120,660

Receivable from affiliate	9,693

Total assets	$185,833,565

Liabilities

Payable for investments purchased	$2,746,996

Payable for Fund shares redeemed	1,203,085

Payable for variation margin on open centrally cleared swap contracts	9,106

Payable for open swap contracts	917,762

Payable to affiliates:

Investment adviser fee	51,008

Distribution and service fees	10,471

Trustees’ fees	43

Accrued expenses	89,511

Total liabilities	$5,027,982

Net Assets	$180,805,583

Sources of Net Assets

Paid-in capital	$191,878,869

Accumulated loss	(11,073,286)

Total	$180,805,583

Class A Shares

Net Assets	$28,768,346

Shares Outstanding	2,921,245

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.85

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.08

Class C Shares

Net Assets	$5,152,299

Shares Outstanding	527,887

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.76

Class I Shares

Net Assets	$146,884,938

Shares Outstanding	14,908,933

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.85

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest	$2,969,673

Interest and other income allocated from affiliated Portfolio	2,925,307

Dividends from affiliated investment	23,826

Dividends allocated from affiliated Portfolio	26,195

Expenses, excluding interest expense and fees, allocated from affiliated Portfolio	(277,605)

Interest expense and fees allocated from affiliated Portfolio	(289,991)

Total investment income	$5,377,405

Expenses

Investment adviser fee	$627,587

Distribution and service fees

Class A	71,764

Class C	56,611

Trustees’ fees and expenses	501

Custodian fee	25,068

Transfer and dividend disbursing agent fees	95,602

Legal and accounting services	54,264

Printing and postage	22,523

Registration fees	58,422

Miscellaneous	15,637

Total expenses	$1,027,979

Deduct —

Reimbursement of expenses by affiliate	$207,954

Total expense reductions	$207,954

Net expenses	$820,025

Net investment income	$4,557,380

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$152,861

Investment transactions — affiliated investment	3,514

Swap contracts	(1,969,122)

Net realized gain (loss) allocated from affiliated Portfolio —

Investment transactions	(3,261,480)

Foreign currency transactions	(29,185)

Forward foreign currency exchange contracts	(143,378)

Net realized loss	$(5,246,790)

Change in unrealized appreciation (depreciation) —

Investments	$1,666,449

Investments — affiliated investment	(272)

Swap contracts	1,419,546

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolio —

Investments	1,456,461

Foreign currency	11,763

Forward foreign currency exchange contracts	86,600

Net change in unrealized appreciation (depreciation)	$4,640,547

Net realized and unrealized loss	$(606,243)

Net increase in net assets from operations	$3,951,137

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$4,557,380	$7,468,456

Net realized loss	(5,246,790)	(1,122,854)

Net change in unrealized appreciation (depreciation)	4,640,547	606,943

Net increase in net assets from operations	$3,951,137	$6,952,545

Distributions to shareholders —

Class A	$(619,619)	$(793,329)

Class C	(89,193)	(168,193)

Class I	(3,862,054)	(5,708,630)

Total distributions to shareholders	$(4,570,866)	$(6,670,152)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$11,394,245	$16,605,077

Class C	495,004	1,800,524

Class I	76,557,628	113,457,879

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	603,591	776,025

Class C	89,064	166,152

Class I	3,829,656	5,653,911

Cost of shares redeemed

Class A	(13,133,462)	(26,758,907)

Class C	(2,386,210)	(7,632,759)

Class I	(132,494,195)	(192,785,644)

Net asset value of shares converted

Class A	214,597	742,737

Class C	(214,597)	(742,737)

Net decrease in net assets from Fund share transactions	$(55,044,679)	$(88,717,742)

Net decrease in net assets	$(55,664,408)	$(88,435,349)

Net Assets

At beginning of year	$236,469,991	$324,905,340

At end of year	$180,805,583	$236,469,991

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$9.730	$9.720	$9.860	$9.820	$9.670

Income (Loss) From Operations

Net investment income(1)	$0.209	$0.240	$0.254	$0.176	$0.134

Net realized and unrealized gain (loss)	0.120 (7)	(0.008)	(0.142)	0.022	0.263

Total income from operations	$0.329	$0.232	$0.112	$0.198	$0.397

Less Distributions

From net investment income	$(0.209)	$(0.222)	$(0.252)	$(0.158)	$(0.247)

Total distributions	$(0.209)	$(0.222)	$(0.252)	$(0.158)	$(0.247)

Net asset value — End of year	$9.850	$9.730	$9.720	$9.860	$9.820

Total Return(2)(3)	3.46%	2.41%	1.14%	2.03%	4.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,768	$29,350	$37,919	$20,314	$18,207

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	0.90%	0.95%	0.87%	0.86%	1.02%

Net investment income	2.16%	2.46%	2.59%	1.78%	1.39%

Portfolio Turnover of the Fund(6)	68%	36%	51%	40%	83%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.11%, 0.14%, 0.11%, 0.13% and 0.23% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Includes interest expense, including allocated from the Portfolio, of 0.15%, 0.20%, 0.12%, 0.09% and 0.12% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

(7)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$9.660	$9.660	$9.810	$9.780	$9.630

Income (Loss) From Operations

Net investment income(1)	$0.134	$0.163	$0.179	$0.103	$0.075

Net realized and unrealized gain (loss)	0.116 (7)	(0.002)	(0.148)	0.020	0.250

Total income from operations	$0.250	$0.161	$0.031	$0.123	$0.325

Less Distributions

From net investment income	$(0.150)	$(0.161)	$(0.181)	$(0.093)	$(0.175)

Total distributions	$(0.150)	$(0.161)	$(0.181)	$(0.093)	$(0.175)

Net asset value — End of year	$9.760	$9.660	$9.660	$9.810	$9.780

Total Return(2)(3)	2.74%	1.58%	0.31%	1.26%	3.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,152	$7,118	$13,528	$9,723	$7,080

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	1.65%	1.70%	1.62%	1.61%	1.77%

Net investment income	1.40%	1.68%	1.83%	1.05%	0.78%

Portfolio Turnover of the Fund(6)	68%	36%	51%	40%	83%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.11%, 0.14%, 0.11%, 0.13% and 0.23% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Includes interest expense, including allocated from the Portfolio, of 0.15%, 0.20%, 0.12%, 0.09% and 0.12% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

(7)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$9.730	$9.710	$9.850	$9.810	$9.670

Income (Loss) From Operations

Net investment income(1)	$0.234	$0.265	$0.282	$0.205	$0.178

Net realized and unrealized gain (loss)	0.114 (7)	(0.005)	(0.147)	0.014	0.248

Total income from operations	$0.348	$0.260	$0.135	$0.219	$0.426

Less Distributions

From net investment income	$(0.228)	$(0.240)	$(0.275)	$(0.179)	$(0.286)

Total distributions	$(0.228)	$(0.240)	$(0.275)	$(0.179)	$(0.286)

Net asset value — End of year	$9.850	$9.730	$9.710	$9.850	$9.810

Total Return(2)(3)	3.66%	2.71%	1.37%	2.25%	4.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$146,885	$200,002	$273,458	$164,940	$42,154

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	0.65%	0.70%	0.62%	0.60%	0.77%

Net investment income	2.42%	2.72%	2.87%	2.08%	1.84%

Portfolio Turnover of the Fund(6)	68%	36%	51%	40%	83%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.11%, 0.14%, 0.11%, 0.13% and 0.23% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Includes interest expense, including allocated from the Portfolio, of 0.15%, 0.20%, 0.12%, 0.09% and 0.12% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

(7)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Inflation-Protected Income Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Fund pursues its investment objective by investing in inflation protected instruments, including Treasury Inflation Protected Securities, and other fixed or floating-rate debt obligations with respect to which the Fund enters into agreements to swap nominal interest payments for payments based on changes in the U.S. Consumer Price Index or other measure of inflation. The Fund may also invest in certain registered investment companies sponsored by the Eaton Vance organization (the Portfolios). During the year ended October 31, 2020, the Fund held interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust managed by Boston Management and Research (BMR). The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (0.8% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. A copy of the Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or on the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments. The valuation policy of the Fund and of the Portfolio is as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Fund and Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund or Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund or Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies of the Fund are as follows:

Derivatives. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Additional valuation policies of the Portfolio are as follows:

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan.

17

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Notes to Financial Statements — continued

If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Inflation Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

18

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Notes to Financial Statements — continued

Pursuant to inflation swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to declare and pay distributions quarterly of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$4,570,866	$6,670,152

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$838,868

Deferred capital losses	$(11,779,727)

Net unrealized depreciation	$(132,427)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $11,779,727 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $2,259,970 are short-term and $9,519,757 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$183,283,094

Gross unrealized appreciation	$1,357,736

Gross unrealized depreciation	(1,490,163)

Net unrealized depreciation	$(132,427)

19

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.45% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliate serves as investment adviser and receives an advisory fee (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR, a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., to render investment advisory services. For the year ended October 31, 2020, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio totaled $257,668 and the investment adviser fee paid by the Fund on Investable Assets amounted to $627,587. For the year ended October 31, 2020, the Fund’s investment adviser fee, including the investment adviser fee allocated from the Portfolio, was 0.45% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but currently receives no compensation. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.75%, 1.50% and 0.50% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM reimbursed expenses of $207,954 for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $5,895 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,122 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $71,764 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $42,458 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $14,153 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Effective December 2, 2019, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $31,594,331 and $34,763,864, respectively.

20

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Notes to Financial Statements — continued

7  Purchases and Sales of Investments

Purchases and sales of investments by the Fund, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$28,971,273	$41,352,644

U.S. Government and Agency Securities	70,081,935	114,370,528

	$99,053,208	$155,723,172

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	1,188,329	1,704,882

Issued to shareholders electing to receive payments of distributions in Fund shares	62,874	80,105

Redemptions	(1,369,080)	(2,745,091)

Converted from Class C shares	22,168	76,924

Net decrease	(95,709)	(883,180)

	Year Ended October 31,
Class C	2020	2019

Sales	52,089	186,927

Issued to shareholders electing to receive payments of distributions in Fund shares	9,324	17,275

Redemptions	(248,403)	(789,603)

Converted to Class A shares	(22,344)	(77,420)

Net decrease	(209,334)	(662,821)

	Year Ended October 31,
Class I	2020	2019

Sales	7,819,261	11,674,502

Issued to shareholders electing to receive payments of distributions in Fund shares	399,047	584,144

Redemptions	(13,872,490)	(19,847,435)

Net decrease	(5,654,182)	(7,588,789)

At October 31, 2020, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 19.93% of the value of the outstanding shares of the Fund.

21

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Notes to Financial Statements — continued

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective and its use of derivatives. The Fund enters into inflation swap agreements to swap nominal interest payments with respect to its investments in certain fixed or floating-rate debt (including floating-rate loans) for payments based on changes in the U.S. Consumer Price Index or other measures of inflation.

The Fund enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $917,762. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,090,000 at October 31, 2020.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Swap contracts	$—		$(917,762	)(1)

Swap contracts (centrally cleared)	531,246	(2)	(11,614	)(2)

Total	$531,246		$(929,376)

Derivatives not subject to master netting or similar agreements	$531,246		$(11,614)

Total Derivatives subject to master netting or similar agreements	$—		$(917,762)

(1)	Statement of Assets and Liabilities location: Payable for open swap contracts; Accumulated loss.

(2)

Only the current day’s variation margin on centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on centrally cleared swap contracts, as applicable.

22

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for such liabilities as of October 31, 2020.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Bank of America, N.A.	$(175,126)	$—	$—	$130,000	$(45,126)

Barclays Bank PLC	(342,440)	—	—	342,440	—

Citibank, N.A.	(216,538)	—	—	216,538	—

Goldman Sachs International	(183,658)	—	—	183,658	—

	$(917,762)	$—	$—	$872,636	$(45,126)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Swap Contracts	$(1,969,122	)(1)	$1,419,546	(2)

(1)	Statement of Operations location: Net realized gain (loss) - Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Swap contracts.

The average notional amount of swap contracts outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately $90,462,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

11  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $2,961,814, which represents 1.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,455,763	$98,547,647	$(97,044,838)	$3,514	$(272)	$2,961,814	$23,826	2,961,814

23

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investment in Affiliated Portfolio	$46,030,036	$—	$—	$46,030,036

U.S. Treasury Obligations	—	105,780,195	—	105,780,195

Corporate Bonds & Notes	—	3,668,042	—	3,668,042

Commercial Mortgage-Backed Securities	—	2,130,373	—	2,130,373

Collateralized Mortgage Obligations	—	780,291	—	780,291

Asset-Backed Securities	—	22,198,046	—	22,198,046

Short-Term Investments	—	2,961,814	—	2,961,814

Total Investments	$46,030,036	$137,518,761	$—	$183,548,797

Swap Contracts	$—	$531,246	$—	$531,246

Total	$46,030,036	$138,050,007	$—	$184,080,043

Liability Description

Swap Contracts	$—	$(929,376)	$—	$(929,376)

Total	$—	$(929,376)	$—	$(929,376)

13  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

14  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

24

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Short Duration Inflation-Protected Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Inflation-Protected Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

26

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

27

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Eaton Vance Floating Rate Portfolio and Senior Debt Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

28

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

29

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Short Duration Inflation-Protected Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4596    10.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Short Duration Inflation-Protected Income Fund (the “Fund(s)”) a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 10 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the funds’ fiscal years ended October 31, 2019 and October 31, 2020 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Short Duration Inflation-Protected Income Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$40,350	$39,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,382	$8,572
All Other Fees(3)	$0	$0

Total	$52,732	$47,922

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/18	8/31/19	10/31/19	12/31/19	10/31/20
Audit Fees	$279,690	$37,550	$104,800	$283,450	$39,350
Audit-Related Fees(1)	$0	$0	$0	$0	$0
Tax Fees(2)	$121,317	$9,550	$32,002	$119,852	$8,572
All Other Fees(3)	$0	$0	$0	$0	$0

Total	$401,007	$47,100	$136,802	$403,302	$47,922

*	Information is not presented for the fiscal period ended 8/31/20 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/18	8/31/19	10/31/19	12/31/19	10/31/20
Registrant(1)	$121,317	$9,550	$32,002	$119,852	$8,572
Eaton Vance(2)	$126,485	$8,000	$59,903	$59,903	$51,800

*	Information is not presented for the fiscal period ended 8/31/20 as no Series in the Trust with such fiscal period end was in operation during such period.

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2020

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 22, 2020